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                               ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to all references to our firm included in or made a part of this Form N-1A registration statement for the Wasatch Funds, Inc.


                                                /s/ Arthur Andersen LLP
                                                ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin,
November 24, 1997